EXHIBIT 10.6

PERSONAL GUARANTY

In consideration of and in order to induce AGSTAR FINANCIAL SERVICES, PCA, a United States instrumentality, with its main banking house located in Mankato, Minnesota (the “Lender”), to extend financial accommodations to HERON LAKE BIOENERGY, LLC, a Minnesota limited liability company (the “Borrower”), pursuant to that certain Fourth Amended and Restated Master Loan Agreement of even date herewith (the “Master Loan Agreement”), the Fourth Amended and Restated Second Supplement to the Master Loan Agreement dated May 18, 2007, the Third Supplement to the Master Loan Agreement of even date herewith, and the Fourth Supplement to the Master Loan Agreement of even date herewith, by and between the Lender and the Borrower (collectively with the Master Loan Agreement, the “Credit Agreement”), the undersigned (the “Guarantor”), hereby:

1. Unconditionally and absolutely guarantees to the Lender:

a.                                       the full and prompt payment, when due, whether at the maturity date specified therein or theretofore upon acceleration of maturity pursuant to the provisions thereof, of principal and accrued interest, and prepayment premium, if any, on that certain Term Note of even date herewith, executed and delivered by the Borrower to the Lender, in the original principal amount of $59,583,000.00 (the “Note”); and

b.                                      the payment and performance by the Borrower of all of its respective obligations under and pursuant to the Note, the Credit Agreement, and any and all documents related thereto (the Note, the Credit Agreement, and such other liability, indebtedness and obligations are herein collectively referred to as the “Obligations”) together with the full and prompt payment of any and all costs and expenses of and incidental to the collection of the Obligations for the enforcement of this Guaranty, including, without limitation, attorneys’ fees.

Notwithstanding any other provision of this Guaranty, Guarantor will be liable for not more than $3,740,000.00 of the unpaid principal balance of the Note, together with interest, late charges, collection costs, attorneys’ fees and the like as provided for in the Credit Agreement and the Note.

2.             Agrees that the Lender may demand payment from the Guarantor of any installment (or portion thereof) of principal or interest on the Note, when due, and the Guarantor shall immediately pay the same to the Lender, and the Lender may demand payment or performance of any or all of the other Obligations, when such payment or performance is due or required and the Guarantor shall immediately pay or perform the same, whether or not the Lender has (1) accelerated payment of the Obligations; or (2) commenced repossession of, or foreclosure of any security interest, mortgage or other lien in, any or all of the collateral securing the Obligations; or (3) otherwise exercised its rights and remedies hereunder or under the Obligations, the documents related thereto or applicable law.

3.             Waives (a) presentment, demand, notice of nonpayment, protest, and notice of protest and dishonor on the Obligations; (b) notice of acceptance of this Guaranty by the Lender; and (c) notice of the creation or incurrence of the Obligations by the Borrower.

4.             Agrees that the Lender may, from time to time, without notice to the Guarantor, which notice is hereby waived by the Guarantor, extend, modify, renew or compromise the Obligations, in whole or in part, without releasing, extinguishing or affecting in any manner whatsoever the liability of Guarantor hereunder, the foregoing acts being hereby consented to by the Guarantor.

5.             Agrees that the Lender shall not be required to first resort for payment to the Borrower or any other person, corporation or entity, or their properties or estate, or any other right or remedy whatsoever, prior to enforcing this Guaranty.

6.             Agrees that this Guaranty shall be construed as a continuing, absolute, and unconditional guaranty without regard to (a) the validity, regularity or enforceability or the Obligations or the disaffirmance thereof in any insolvency or bankruptcy proceeding relating to the Borrower; or (b) any event or any conduct or action of the Borrower or the Lender or any other party which might otherwise constitute a legal or equitable discharge of a surety or guarantor but for this provision.

7.             Agrees that this Guaranty shall remain in full force and effect and be binding upon the Guarantor until the earlier of (a) the date on which the Obligations are paid in full or (b) the date on which (i) an air quality emissions permit for the Borrower is issued to the Borrower and is not subject to challenge or appeal; (ii) the litigation pending as of the date of this Guaranty initiated by the Minnesota Center for Environmental Advocacy, the Izaak Walton League of America, and Minnesotans for an Energy-Efficient Economy challenging the issuance of the air quality emissions permit for the Borrower, is resolved by the entry of a final, nonappelable order or judgment by any court or agency with jurisdiction over such litigation in favor of the Borrower; and (iii) the Project has met all the performance criteria as stipulated in (a) that certain Standard Form of Agreement Between Owner and Design-Builder – Lump Sum dated September 28, 2005, by and between the Borrower and Fagen, Inc. and (b) that certain License Agreement dated September 28, 2005, by and between the Borrower and ICM, Inc..

8.             Agrees that the Lender is expressly authorized to forward or deliver any or all collateral and security which may, at any time, be placed with it by the Borrower, the Guarantor or any other person, directly to the Borrower for collection and remittance or for credit, or to collect the same in any other manner and to renew, extend, compromise, exchange, release, surrender or modify the installments of, any or all of such collateral and security with or without consideration and without notice to the Guarantor and without in any manner affecting the absolute liability of the Guarantor hereunder; and that the liability of the Guarantor hereunder shall not be affected or impaired by any failure, neglect or omission on the part of the Lender to realize upon the Obligations, or upon any collateral or security therefore, nor by the taking by the Lender of any other guaranty or guaranties to secure the Obligations or any other indebtedness of the Borrower to the Lender, nor by the taking by the Lender of collateral or security of any kind nor by any act or failure to act whatsoever which, but for this provision, might or could in law or in equity act to release or reduce the Guarantor’s liability hereunder.

9.             Agrees that notwithstanding any payment or payments made by the Guarantor hereunder or any setoff or application of funds of the Guarantor by the Lender, the Guarantor shall not be entitled to be subrogated to any of the rights of the Lender against the Borrower or any other guarantor or any collateral security or guaranty or right of offset held by the Lender for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other guarantor in respect of payments made by the Guarantor hereunder, until all amounts owing to the Lender by the Borrower and on account of the Obligations are paid in full.  Notwithstanding any of the foregoing, to the extent (a) any right of subrogation which the Guarantor may have pursuant to this Guaranty or otherwise, or (b) any right of reimbursement or contribution or similar right against the Borrower, any property of the Borrower or any other guarantor of any of the Obligations would result in the Guarantor being “creditors” of or the holders of a “claim” against the Borrower within the meaning of Title 11 of the United States Bankruptcy Code as now in effect or hereafter amended, or any comparable provision of any successor statute, the Guarantor hereby irrevocably waives such right of subrogation, reimbursement or contribution.

10.           Agrees that the liability of the Guarantor hereunder shall not be affected or impaired by the existence or creation from time to time, with or without notice to the Guarantor, which notice is hereby waived, of indebtedness from the Borrower to the lender in addition to the indebtedness evidenced by the Note; the creation or existence of such additional indebtedness being hereby consented to by the Guarantor.

11.           Agrees that the possession of this instrument of guaranty by the Lender shall be conclusive evidence of due execution and delivery hereof by the Guarantor.

12.           Agrees that this Guaranty shall be binding upon the legal representative, successors and assigns of the Guarantor, and shall inure to the benefit of the Lender and its successors, assigns and legal representative; that notwithstanding the foregoing, the Guarantor shall have no right to assign or otherwise transfer their rights and obligations under this Guaranty to any third party without the prior written consent of the Lender; and that any such assignment or transfer shall not release or affect the liability of the Guarantor hereunder in any manner whatsoever.

13.           Agrees that the Guarantor may be joined in any action or proceeding commenced against the Borrower in connection with or based upon the Obligations and recovery may be had against the Guarantor in any such action or proceeding or in any independent action or proceeding against the Guarantor should the Borrower fail to duly and punctually pay any or the principal of or interest on the Obligations without any requirement that the Lender first assert, prosecute or exhaust any remedy or claim against the Borrower.

14.           Agrees that upon the occurrence at any time of an Event of Default (as defined in the Credit Agreement), the Lender shall have the right to set off any and all amounts due hereunder by the Guarantor to the Lender against any indebtedness or obligation of the Lender to the Guarantor.

15.           Agrees that the Guarantor shall be liable to the Lender for any deficiency remaining after foreclosure of any mortgage on real estate or any security interest in personal property granted by the Borrower, the Guarantor or any third party to the Lender to secure repayment of the Obligations and the subsequent sale by the Lender of the property subject thereto to a third party (whether at a foreclosure sale or at a sale thereafter by the Lender in the event the Lender purchases said property at the foreclosure sale) notwithstanding any provision of applicable law which may prevent the Lender from obtaining a deficiency judgment against, or otherwise collecting a deficiency from, the Borrower, including without limitation, Minnesota Statutes Section 580.23.

16.           Agrees that this Guaranty shall be deemed a contract made under and pursuant to the laws of the State of Minnesota and shall be governed by and construed under the laws of such state; and that, wherever possible, each provision of this Guaranty shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provisions of this Guaranty shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of the Guaranty.

17.           Agrees that no failure on the part of the Lender to exercise, and no delay in exercising, any right or remedy hereunder shall operate as or constitute a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy granted hereby or by any related document or by law.

18.                                 Agrees to deliver to the Lender, as soon as possible, but in no event later than ninety (90) days after the end of the Guarantor’s fiscal year, a signed personal financial statement in a form acceptable to Lender and dated as of December 31 of the immediately preceding year, which financial statement presents the financial condition (including all guaranty and other contingent obligations) of the Guarantor, together with the Guarantor’s federal and state income tax returns and schedules.  In addition, Guarantor agrees with reasonable promptness, to provide to Lender such further information regarding the business, operations, affairs and financial and other condition of the Guarantor as the Lender may reasonably request.

19.                                 Waives any and all claims against the Lender and defenses to performance and payment hereunder relating in any way, directly or indirectly, to the performance of the Lender’s obligations or exercise of any of its rights under the Note and the documents related thereto.

20.                                 Warrants and represents to the Lender as follows:

a.                                       Enforceability.  This Guaranty constitutes the legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms (subject, as to enforceability, to limitations resulting from bankruptcy, insolvency or other similar laws affecting creditors’ rights generally).

b.                                      Litigation.  There is no action, suit or proceeding pending or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor which, if adversely determined, would have a material adverse effect on the condition (financial or otherwise), property or assets of the Guarantor, or which would question the validity of this Guaranty or any instrument, document or other agreement related hereto or required hereby, or impair the ability of the Guarantor to perform their obligations hereunder or thereunder.

c.                                       Default.  Guarantor is not in default of a material provision under any material agreement, instrument, decree or order to which they are parties or by which they or their property is bound or affected.

d.                                      Consents.  No consent, approval, order or authorization , registration, declaration or filing with, or notice to, any governmental authority or any third party is required in connection with the execution and delivery of this Guaranty or any of the agreements or instruments herein mentioned to which Guarantor is a party or the carrying out or performance of any of the transactions required or contemplated hereby or thereby or, if required, such consent, approval, order or authorization has been obtained or such registration, declaration or filing has been accomplished or such notice has been given prior to the date hereof.

e.                                       Taxes.  Guarantor has filed all tax returns required to be filed and have paid all taxes shown thereon to be due, including interest and penalties, which are not being contested in good faith and by appropriate proceedings and none of them has any information or knowledge of any objections to or claims for additional taxes in respect of federal income or excess profits tax returns for prior years.

21.                                 Agrees that (a) the Guarantor will indirectly benefit by and from the making of the loan by the Lender to the Borrower evidenced by the Note; (b) the Guarantor has received legal and adequate consideration for the execution of this Guaranty and has executed and delivered this Guaranty to the Lender in good faith in exchange for reasonably equivalent value; (c) the Guarantor is not presently insolvent and will not be rendered insolvent by virtue of the execution and delivery of this Guaranty; (d) the Guarantor has not executed or delivered this Guaranty with actual intent to hinder, delay or defraud the Guarantor’s creditors; and (e) the Lender has agreed to make such loan in reliance upon this Guaranty.

22.                                 Agrees that if, at any time, all or any part of any payment previously applied by the Lender to any of the Obligations must be returned by the Lender for any reason, whether by court order, administrative order or settlement, the Guarantor shall remain liable for the full amount returned as if said amount had never been received by the Lender, notwithstanding any term of this Guaranty or the cancellation or return of any note or other agreement evidencing the Obligations.

23.                                 Agrees that (a) the Guarantor irrevocably submits to the jurisdiction of any Minnesota state court or federal court over any action or proceeding arising out of or relating to the Note, the Credit Agreement, and any instrument, agreement or document related thereto; (b) all claims in respect of such action or proceeding may be heard and determined in such Minnesota state or federal court; (c) the Guarantor irrevocably waives, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding; (d) the Guarantor irrevocably consent to the service of copies of the Summons and Complaint and any other process which may be served in any such action or proceeding by the mailing by United States certified mail, return receipt requested, of copies of such process to the Guarantor’s last known addresses; (e)  judgment final by appeal, or expiration of time to appeal without an appeal being taken, in any such action or proceeding shall be conclusive and may be enforced in any other jurisdictions by suit on the judgment or in any other manner provided by law; and (f) nothing in this Paragraph shall affect the right of the Lender to serve legal process in any other manner permitted by law or affect the right of Lender to bring any action or proceeding against the Guarantor or their property in the courts of any other jurisdiction to the extent permitted by law.

Dated this 1st day of October, 2007.

/s/ Roland Fagen
Roland Fagen